                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): August 28, 1997



                               AMERICREDIT CORP.

            (Exact name of registrant as specified in its charter)


             TEXAS                        1-10667                75-2291093
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(State or other jurisdiction of    (Commission File Number)  (IRS Employer
 incorporation or organization)                              Identification No.)


   200 Bailey Avenue
   Fort Worth, Texas                                               76107
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (817) 332-7000
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ITEM 5.   OTHER EVENTS.
          ------------

I.   Rights Plan

     On August 28, 1997, the Board of Directors of AMERICREDIT CORP. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Stock"). The dividend is payable on September 12, 1997 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") at a price of $120 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of August 28, 1997, as the same may be amended from time to time (the "Rights Agreement"), between the Company and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Rights Agent (the "Rights Agent").

     Detachment of Rights: Exercise.  Until the earlier to occur of (i) 10 days
     ------------------------------
following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or
(ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of the Summary of Rights in substantially the form of Exhibit C to the Rights Agreement (the "Summary of Rights").

     The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

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     The Rights are not exercisable until the Distribution Date.  The Rights will expire on August 27, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

     In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

     In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

     At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

     Preferred Shares.  Shares of Preferred Stock purchasable upon exercise of
     ----------------
the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a dividend payment per share equal to an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $1.00 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These Rights are protected by customary antidilution provisions.

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     Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     The offer and sale of the Preferred Shares or Common Shares issuable upon exercise of the Rights will be registered pursuant to the Securities Act of 1933, as amended; such registration will not become effective until the Rights become exercisable.

     Antidilution and Other Adjustments.  The number of one one-thousandths of a
     ----------------------------------
Preferred Share or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

     Redemption of Rights.  At any time prior to the earlier of (i) the
     --------------------
Distribution Date or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem all but not less than all of the then outstanding Rights at a price of $0.01 per Right (the "Redemption Price"); provided, however, there must be Continuing Directors (as defined below) then in office and the concurrence of such Continuing Directors of the Company to authorize redemption of the Rights if such authorization occurs on or within one year subsequent to a change in a majority of the directors if certain conditions described in the Rights Agreement are applicable. A "Continuing Director" generally is a director of the Company as of the date of the Rights Agreement and his successor, if any, if such successor's nomination is approved by a majority of the Continuing Directors, except if such person is an Acquiring Person or affiliated with an Acquiring Person. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. At the effective time of such redemption, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     No Rights as Shareholder.  Until a Right is exercised, the holder thereof,
     ------------------------
as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     Amendment of Rights.  For so long as the Rights are then redeemable, the
     -------------------
Company may, except with respect to the redemption price, amend the Rights Agreement in any manner; provided, if the Board of Directors authorizes an amendment on or within one year subsequent to a change in a majority of the directors, then such amendment shall be effective only if there are Continuing Directors in office and such amendment will require the concurrence of a majority of such Continuing Directors. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement filed herewith as Exhibit 4.1, which is hereby incorporated by reference.

II.  Amendment to Bylaws

     On August 28, the Board of Directors of the Company adopted several amendments (the "Amendments") to the Company's Bylaws relating to shareholder meetings and matters brought before meetings of shareholders. In general, the Amendments provided that: (i) shareholders must provide 60 days advance written notice of their intention to nominate directors and must comply with specified procedures and requirements for such nominations; (ii) shareholders must provide 60 days advance written notice of all matters to be brought before the shareholders at an annual meeting of the shareholders and must comply with specified procedures and requirements; and (iii) the provision in the Bylaws requiring the Company to notify the shareholders, within ten (10) days, of any modifications to the Company's Bylaws was repealed.

     This summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaw Amendments filed herewith as
Exhibit 3.1, which is hereby incorporated by reference.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits

               (3)  Bylaws

                    3.1 Bylaw Amendments adopted August 28, 1997, by the Company's Board of Directors.

               (4) Instruments defining rights of security holders, including indentures:

                    4.1 Rights Agreement dated as of August 28, 1997 between AmeriCredit Corp. and ChaseMellon Shareholder Services, L.L.C., which includes the form of Certificate of Designation for Designating Series A Junior Participating Preferred Stock, $.01 par value, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Junior Participating Preferred Stock as Exhibit C.

                    4.2 Form of Certificate of Designation for Designating Series A Junior Participating Preferred Stock, $.01 par value (included as Exhibit A to Rights Agreement filed as Exhibit 4.1 hereto).

                    4.3 Form of Right Certificate (included as Exhibit B to Rights Agreement filed as Exhibit 4.1 hereto). Pursuant to the

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

                         Rights Agreement, printed Right
                         Certificates will not be mailed until as soon as practicable after the Distribution Date.


                    4.4 Form of Summary of Rights to Purchase Series A Junior Participating Preferred Stock (included as Exhibit C to Rights Agreement filed as Exhibit 4.1 hereto) which together with certificates representing the outstanding Common Shares of the Company shall represent the Rights until the Distribution Date.

                    4.5 Specimen of legend to be placed pursuant to Section 3(c) of the Rights Agreement, on all new Common Share certificates issued after September 12, 1997 and prior to the Distribution Date upon transfer, exchange or new issuance (included in Section 3(c) of the Rights Agreement incorporated by reference herein as Exhibit 4.1).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 5, 1997


                              AmeriCredit Corp.


                              By:/s/ Daniel E. Berce
                                 -------------------
                              Name:  Daniel E. Berce
                              Title: Vice Chairman of the Board and Chief Financial Officer

                                 EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                            Numbered
No.                          Exhibit Description                     Page

(3)        Bylaws

           3.1 Bylaw Amendments adopted August 28, 1997, by the Company's Board of Directors.

(4) Instruments defining the rights of security holders, including indentures:

           4.1 Rights Agreement dated as of August 28, 1997 between AmeriCredit Corp. and ChaseMellon Shareholder Services, L.L.C., which includes the form of Certificate of Designation of Series A Junior Participating Preferred Stock, $.01 par value, as Exhibit B and the Summary of Rights to Purchase Series A Junior Participating Preferred Stock as Exhibit C.



           4.2 Form of Certificate of Designation for Designating Series A Junior Participating Preferred Stock, $.01 par value (included as Exhibit A to Rights
                Agreement filed as Exhibit 4.1 hereto).

           4.3 Form of Right Certificate (included as Exhibit B to Rights Agreement filed as Exhibit 4.1 hereto). Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the Distribution Date.

           4.4  Form of Summary of Rights to Purchase Series A
                Junior Participating Preferred Stock (included as Exhibit C to Rights Agreement filed as Exhibit 4.1 hereto) that, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights until the Distribution Date.

                                       7
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           4.5  Specimen of legend to be placed, pursuant to
                Section 3(c) of the Rights Agreement, on all news Common Share certificates issued after September 12, 1997 and prior to the Distribution Date upon transfer, exchange or new issuance (included in Section 3(c) of the Rights Agreement incorporated by reference herein as Exhibit 4.1 hereto).

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